UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 17, 2011

_____________________________

CC MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	000-53354	26-0241222
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

On May 17, 2011, CC Media Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders.  Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting of Stockholders.

1.           The Company’s stockholders elected each of the twelve nominees for directors to serve until the next Annual Meeting of Stockholders or until his successor shall have been elected and qualified.

Proposal 1. Election of Directors	Votes For	Votes Withheld	Broker Non-Votes

Class A Common Stock
David C. Abrams	16,558,923	4,293,397	614,825
Irving L. Azoff	20,828,026	24,294	614,825
Steven W. Barnes	18,352,825	2,499,495	614,825
Richard J. Bressler	13,958,542	6,893,778	614,825
Charles A. Brizius	14,065,352	6,786,968	614,825
John P. Connaughton	14,065,634	6,786,686	614,825
Blair E. Hendrix	13,943,042	6,909,278	614,825
Jonathon S. Jacobson	16,540,505	4,311,815	614,825
Ian K. Loring	13,661,234	7,191,086	614,825
Mark P. Mays	18,422,532	2,429,788	614,825
Randall T. Mays	18,422,532	2,429,788	614,825
Scott M. Sperling	18,353,154	2,499,166	614,825

Class B Common Stock
David C. Abrams	59,523,048	0	0
Irving L. Azoff	59,523,048	0	0
Steven W. Barnes	59,523,048	0	0
Richard J. Bressler	59,523,048	0	0
Charles A. Brizius	59,523,048	0	0
John P. Connaughton	59,523,048	0	0
Blair E. Hendrix	59,523,048	0	0
Jonathon S. Jacobson	59,523,048	0	0
Ian K. Loring	59,523,048	0	0
Mark P. Mays	59,523,048	0	0
Randall T. Mays	59,523,048	0	0
Scott M. Sperling	59,523,048	0	0

Total
David C. Abrams	76,081,971	4,293,397	614,825
Irving L. Azoff	80,351,074	24,294	614,825
Steven W. Barnes	77,875,873	2,499,495	614,825
Richard J. Bressler	73,481,590	6,893,778	614,825
Charles A. Brizius	73,588,400	6,786,968	614,825
John P. Connaughton	73,588,682	6,786,686	614,825
Blair E. Hendrix	73,466,090	6,909,278	614,825
Jonathon S. Jacobson	76,063,553	4,311,815	614,825
Ian K. Loring	73,184,282	7,191,086	614,825
Mark P. Mays	77,945,580	2,429,788	614,825
Randall T. Mays	77,945,580	2,429,788	614,825
Scott M. Sperling	77,876,202	2,499,166	614,825

2.           The advisory resolution on executive compensation was approved.

Proposal 2. Approval of the advisory (non-binding) resolution on executive compensation	Votes For	Votes Against	Abstentions	Broker Non-Votes

Class A Common Stock	13,858,548	6,985,324	8,448	614,825
Class B Common Stock	59,523,048	0	0	0

Total	73,381,596	6,985,324	8,448	614,825

3.           In the advisory vote on the frequency of future advisory votes on executive compensation, votes were cast as set forth below.  In light of the voting results, the Company’s Board of Directors has decided that the Company will include an advisory vote on executive compensation in its proxy materials once every three years until the next required advisory vote on the frequency of future advisory votes on executive compensation.  In accordance with the rules and regulations of the Securities and Exchange Commission, the Company is required to hold an advisory vote on the frequency of future advisory votes on executive compensation at least once every six years.

Proposal 3. Advisory (non-binding) vote on the frequency of future advisory votes on executive compensation	1 year	2 years	3 years	Abstentions	Broker Non-Votes

Class A Common Stock	7,286,398	48,237	13,508,833	8,852	614,825
Class B Common Stock	0	0	59,523,048	0	0

Total	7,286,398	48,237	73,031,881	8,852	614,825

4.           The selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2011 was ratified.

Proposal 4. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2011	Votes For	Votes Against	Abstentions	Broker Non-Votes

Class A Common Stock	21,439,742	26,422	981	0
Class B Common Stock	59,523,048	0	0	0

Total	80,962,790	26,422	981	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CC MEDIA HOLDINGS, INC.

Date: May 19, 2011	By:	/s/ Robert H. Walls, Jr.
Robert H. Walls, Jr.
Office of the Chief Executive Officer, and
Executive Vice President, General Counsel and
Secretary